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                    AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

     THIS AMENDMENT NO. 1, dated as of December 19, 1996 (this "Amendment"), is between LodgeNet Entertainment Corporation, a Delaware corporation (the "Company") and John Hancock Mutual Life Insurance Company and Massachusetts Mutual Life Insurance Company (the "Required Holders") as holders of 75% of the outstanding principal amount of the Company's 11.50% Senior Subordinated Notes due 2005 (the "Notes"). This Amendment is a first amendment to the Securities Purchase Agreement dated as of August 9, 1995 between the Company, John Hancock Mutual Life Insurance Company, Allstate Life Insurance Company, CM Life Insurance Comapny and Connecticut Mutual Life Insurance Company, pursuant to which the Notes were issued (the "Securities Agreement"). Capitalized terms used in this Amendment without definition have the meanings given therefor in the Securities Agreement.

                                      RECITAL

     The Company has requested that Holders consent to certain amendments to the Securities Agreement in connection with the issuance by the Company of $150,000,000 in aggregate amount of its 10.25% Senior Notes due 2006 (the "144A Notes") to be issued pursuant to an Indenture dated as of December 19, 1996 by the Company as Issuer and Marine Midland Bank as Trustee (the "144A Indenture") and the amendment of its current Revolving Credit Facility. The Required Holders have agreed to consent to such amendments subject to the terms and conditions of this Amendment.

     NOW THEREFORE, for good and valuable consideration, the sufficiency of which is acknowledged by the parties, it is agreed:

     1. REPRESENTATION AND WARRANTIES. The Company hereby represents and warrants to each of the Holders:

     1A. AUTHORITY. This Amendment has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by an authorized officer of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     1B. NO CONFLICTS. Subject to the consents referenced in Section 1E of this Amendment, the execution and delivery of the Amendment and fulfillment of and compliance with the terms and provisions hereof, do not and will not conflict with the provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien (other than Liens securing the New Facility Agreement described in Paragraph 1G hereof) upon any of the properties or assets of the Company or any Subsidiary pursuant to its charter or by-laws or other organizational documents, any award of any arbitrator or any agreement (including any agreement with stockholders or other equity holders), instrument, order, judgment, decree, statute, law, rule or regulation to which it is subject.

     1C. DISCLOSURE. The Company has delivered to each Holder a copy of the Offering Memorandum dated December 16, 1996 prepared by the Company in connection with the offer and sale of the 144A Notes (the "144A Memorandum"). The 144A Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and the terms, conditions and use of proceeds of the 144A Notes and the 144A Indenture. The 144A Memorandum does not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statement contained therein, in light of the circumstances under which they were made, not misleading.


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     1D. NO DEFAULTS. As of the date hereof, no Default or Event of Default exists, and immediately after the issuance of the 144A Notes and the application of the proceeds thereof and the effectiveness of this Amendment, no Default or Event of Default shall exist or be reasonably anticipated to result therefrom.

     1E. CONSENTS. As of the date hereof, the only Debt of the Company entitled to the benefits of paragraph 12 of the Securities Agreement are the Senior Notes, the Senior Note Agreement and the Revolving Credit Facility. Except for the consents of the "Majority Banks" (as such term is defined in the Revolving Credit Facility) and the Required Holders, no authorization, consent, approval, exemption or other action by or notice to or filing with any Governmental Authority or any other Person is required in connection with the amendments to the Securities Agreement contemplated by this Amendment.

     1F. 144A NOTES. Attached hereto as Exhibit A is a true, complete and correct copy of the 144A Indenture. Except for the 144A Indenture, the 144A Notes to be issued in the form of Exhibit A to the 144A Indenture and the 144A Memorandum, there are no other agreements or understandings (whether written or oral) between the Company or any Subsidiary and any other Person relating to the Debt evidenced by the 144A Notes. The Notes will rank not less than pari passu with the 144A Notes, in priority of payment and in right of security and credit support, if any.

     1G. REVOLVING CAPITAL FACILITY. The Company has provided the Holders with true, complete and correct copies of the Amended and Restated Revolving Credit Agreement dated as of December 19, 1996 by and among the Company, the Banks named therein and National Westminster Bank Plc, as Agent and National Westminster Bank of Canada, as Issuing Bank, and providing for secured advances by such Banks (the "New Facility Agreement") which will be in effect upon the issuance of the 144A Notes. Except for the New Facility Agreement and the Exhibits attached thereto and the agreements or instruments referred to therein, there will be, upon the issuance of the 144A Notes, no other agreements or understandings (whether written or oral) between the Company or any Subsidiary and any other Person relating to the Revolving Credit Facility.

     2.  AMENDMENTS. The Securities Agreement is hereby amended as follows:

     2A. PARAGRAPH 1B, RANKING. Paragraph 1B of the Securities Agreement is deleted and the following is substituted therefor:

          "1B. RANKING. The Notes shall rank pari passu with each other, will constitute direct senior obligations of the Company and shall rank not less than pari passu in priority of payment with all other outstanding Debt of the Company past, present or future, except for Debt which is preferred as a result of being secured (but only to the extent such security is not prohibited by this Agreement and then only to the extent of such security)."

     2B. PARAGRAPHS 6 AND 7, AFFIRMATIVE AND NEGATIVE COVENANTS. Paragraphs
6E, 6F, 6G, 6H, 7A, 7B, 7C, 7D, 7E, 7F, 7G and 7I of the Securities Agreement are deleted in their entirety and Sections 4.03, 4.04, 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.18, 4.19, 5.01 and 5.02 of the 144A
Indenture are substituted therfor as if such Sections were set forth in this Amendment in their entirety and all defined terms used in such Sections shall have the meanings given therefor in the 144A Indenture as if such definitions were set forth in this Amendment in their entirety, PROVIDED:

                   (i) the terms "Notes" in such Sections, shall, for the purposes of the Securities Agreement, mean the Notes as defined in the Securities Agreement;


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          (ii)  the term "Closing Date" as used in such Sections, shall, for the purposes of the Securities Agreement, mean the date on which the 144A Notes are originally issued under the 144A Indenture;

          (iii) the term "Indenture" in such Sections shall, for the purposes of the Securities Agreement, mean the Securities Agreement; and

          (iv) such Sections shall retain their section number designations for the purpose of cross-references within, and to, such Sections in the Securities Agreement and Sections 4.03 through
     4.15 together with Sections 4.18 and 4.19 shall collectively constitute "Article Four" of the Securities Agreement and Sections
     5.01 and 5.02 shall constitute "Article Five" of the Securities Agreement for such purpose.

2C.  PARAGRAPH 8, EVENTS OF DEFAULT.

          (i)  Subparagraph (d) of paragraph 8A of the Securities
     Agreement is deleted and the following is substituted therefor:

                     "(d)  the Company fails to perform or observe any
               covenant contained in any of Sections 4.03, 4.04, 4.05, 4.07, 4.08, 4.11 or 5.01, as such Sections have been incorporated by reference into this Agreement from that certain Indenture dated as of December 19, 1996 between the Company, as Issuer and Marine Midland Bank, as Trustee and relating to the issuance of the Company's 10.25% Senior Notes due 2006."

          (ii) Subparagraph (f) of paragraph 8A of the Securities Agreement is amended to insert the phrase "or to permit the holder or holders of such Debt (or a trustee on behalf of such holder or holders) to cause," after the word "cause" in clause (ii) of such subparagraph (f).

2D.  PARAGRAPH 11B, OTHER TERMS.

          (i) The definition set forth in paragraph 11B of the Securities Agreement for the term "Revolving Credit Agreement" is deleted and the following is substituted therefor:

          "Revolving Credit Agreement" shall mean the Amended and Restated Loan Agreement dated as of December 19, 1996 by and among the Company, the Banks named therein and the National Westminster Bank, Plc, as Agent, and National Westminster Bank of Canada, as Issuing Bank, as amended, amended and restated, modified or supplemented from time to time.

         (ii) The proviso in clause (ii) of the definition of Revolving Credit Facility set forth in paragraph 11B of the Securities Agreement is deleted and the following is substituted therefor:

         "PROVIDED that the provisions of any credit agreement referred to in this clause (ii) do not restrict the Company's ability to amend this Agreement or the Notes".

         (iii) The defined terms "Default Notice", "Senior Covenant Default", "Senior Obligations", "Senior Payment Default" and
     "Permitted Post Petition Interest" set forth in paragraph 11B of the Securities Agreement are deleted.

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          2E.  PARAGRAPH 12. SUBORDINATION OF THE NOTES. Paragraphs 12A
through 12N, inclusive, of the Securities Agreement are deleted.

          2F. PARAGRAPH 13C. CONSENT TO AMENDMENTS. The last sentence of paragraph 13C of the Securities Agreement is deleted.

          3. EFFECTIVENESS. This Amendment shall become effective upon satisfaction of the following conditions precedent:

               (i) Each of the Holders shall have received an opinion from Eric R. Jacobsen, Vice President and General Counsel, of the Company to the effect that (A) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate and other power and authority to execute, deliver and perform this Amendment;
          (B) this Amendment has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by an authorized officer of the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally, or by equitable principals; (C) other than the consents which have been obtained, no consent, approval, exemption or any action by or notice to or filing with any Governmental Authority or any other Person is required in connection with the execution and delivery of this Amendment; (D) the execution, delivery and performance of this Amendment do not, and will not, conflict with the provisions of or constitute a default under or result in any violation of or result in the creation of any Lien (other than Liens securing the New Facility Agreement) upon any of the properties or assets of the Company or any Subsidiary pursuant to its charter or by-laws or other organizational document, any award of any arbitrator or order, judgment, decree, statute, law, rule or regulation to which it is subject or the Securities Agreement, the Revolving Credit Agreement, the Senior Note Agreement, 144A Indenture or any other material agreement to which the Company or any Subsidiary is a party or to which it or its assets are subject and otherwise in form and substance satisfactory to the Required Holders;

               (ii) The 144A Notes shall have been duly issued and the 144A Indenture shall be in full force and effect and the Required Holders shall have received such evidence thereof as they shall have reasonably requested, including, without limitation, delivery to the Holders of counterparts, addressed to the Holders, of each certificate or opinion delivered to the original purchasers of the 144A Notes;

               (iii) The Loan Agreement dated as of March 17, 1995 by and between the Company and NatWest Bank, N.A., as agent and as bank shall have been terminated, and all amounts due thereunder shall have been paid in full and the New Facility Agreement shall be in full force and effect and the Required Holders shall have received such evidence thereof as they shall have reasonably requested, including, without limitation, delivery to each Holder of copies of each opinion and certificate delivered in connection with the New Facility Agreement; and

               (iv) All consents required from any Governmental Authority or any other Person to this Amendment shall have been obtained and the Required Holders shall have received such evidence thereof as they shall have reasonably requested.

          4. NO OTHER AMENDMENTS. Except as expressly set forth herein, the Securities Agreement shall continue in full force and effect without alteration or amendment.

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                                      -5-

          5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one in the same instrument.

          6. GOVERNING LAW. THIS AMENDMENT IS DELIVERED IN THE COMMONWEALTH OF MASSACHUSETTS IS TO BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING EFFECT TO ANY LAWS OR RULES RELATING TO CONFLICTS OF LAWS THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS).

     EXECUTED under seal as of the date first written above.

                                           LODGENET ENTERTAINMENT CORPORATION


                                           By:/s/ Jeffrey T. Weisner
                                              ------------------------------
                                              Name: Jeffrey T. Weisner
                                              Title: Vice President, Finance

                                           JOHN HANCOCK MUTUAL LIFE
                                           INSURANCE COMPANY


                                           By:/s/ Marlene DeLeon
                                              ------------------------------
                                              Name: Marlene DeLeon
                                              Title:

                                           MASSACHUSETTS MUTUAL LIFE
                                           INSURANCE COMPANY


                                           By:/s/ Lawrence D. St. Leman
                                              ------------------------------
                                              Name: Lawrence D. St. Leman
                                              Title: